Basis of preparation and material accounting policy information	12 Months Ended
Dec. 31, 2024
Basis of preparation and accounting policies [abstract]
Basis of preparation and material accounting policy information
Notes to the Consolidated financial statements
1 Basis of preparation and material accounting policy information
1.1 Reporting entity and authorisation of the Consolidated financial statements
ING Groep N.V. (Naamloze Vennootschap) is a company domiciled in Amsterdam, the Netherlands. Commercial Register of Amsterdam, number 33231073. These Consolidated financial statements, as at and for the year ended 31 December 2024, comprise ING Groep N.V. (the Parent company) and its subsidiaries, together referred to as ING Group. ING Group is a global financial institution with a strong European base, offering a wide range of retail and wholesale banking services to customers.
The ING Group Consolidated financial statements, as at and for the year ended 31 December 2024, were authorised for issue in accordance with a resolution of the Executive Board on 3 March 2025. The Executive Board has the power to amend the financial statements as long as these are not adopted by the General Meeting of Shareholders. The General Meeting of Shareholders may decide not to adopt the financial statements, but may not amend these.
1.2 Basis of preparation of the Consolidated financial statements
The ING Group Consolidated financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board for purposes of reporting with the U.S. Securities and Exchange Commission (SEC), including financial information contained in this Annual report on Form 20-F. The term ‘IFRS-IASB’ is used to refer to International Financial Reporting Standards as issued by the International Accounting Standards Board, including the decisions ING Group made with regard to the options available under IFRS-IASB.
The ING Group Consolidated financial statements have been prepared on a going concern basis and there are no significant doubts about the ability of ING Group to continue as a going concern.
The Consolidated financial statements are presented in euros and rounded to the nearest million, unless stated otherwise. Amounts may not add up due to rounding.
1.2.1 Presentation of Risk management disclosures
To improve transparency, reduce duplication, and present related information in one place, certain disclosures of the nature and extent of risks related to financial instruments required by IFRS 7 ‘Financial instruments: Disclosures’ are included in the ‘Risk management’ section of the Annual Report.
These disclosures are an integral part of ING Group Consolidated financial statements and are indicated in the ‘Risk management’ section by the symbol (*). Chapters, paragraphs, graphs or tables within the 'Risk management' section that are indicated with this symbol in the respective headings or table header are considered to be an integral part of the Consolidated financial statements.
1.2.2 Reconciliation between IFRS-EU and IFRS-IASB
The published 2024 Consolidated financial statements of ING Group are prepared in accordance with IFRS-EU. IFRS-EU refers to International Financial Reporting Standards (‘IFRS’) as adopted by the European Union (EU), including the decisions ING Group made with regard to the options available under IFRS as adopted by the EU. IFRS-EU differs from IFRS-IASB in respect of certain paragraphs in IAS 39 ‘Financial Instruments: Recognition and Measurement’ regarding hedge accounting for portfolio hedges of interest rate risk.
Under IFRS-EU, ING Group applies fair value hedge accounting for portfolio hedges of interest rate risk (fair value macro hedges) in accordance with the EU carve-out version of IAS 39. Particularly, it is applied to portfolio-based hedging strategies for retail lending (mortgages) and core deposits. Under the EU IAS 39 carve-out, hedge accounting may be applied, in respect of fair value macro hedges, to core deposits. In addition, and in general to any hedge accounting relationship under the EU IAS 39 carve-out, the hedge effectiveness requirements are less strict than under IFRS-IASB and hedge ineffectiveness is only recognised when the revised estimate of the amount of cash flows in scheduled time buckets falls below the original designated amount of that bucket and is not recognised when the revised amount of cash flows in scheduled time buckets is more than the original designated amount. Under IFRS-IASB, hedge accounting for fair value macro hedges cannot be applied to core deposits and ineffectiveness arises whenever the revised estimate of the amount of cash flows in scheduled time buckets is either more or less than the original designated amount of that bucket.
This information under IFRS-IASB is prepared by reversing the hedge accounting impacts that are applied under the EU ‘carve-out’ version of IAS 39. Financial information under IFRS-IASB accordingly does not take into account the possibility that had ING Group applied IFRS-IASB as its primary accounting framework it might have applied alternative hedge strategies where those alternative hedge strategies could have qualified for IFRS-IASB compliant hedge accounting. These decisions could have resulted in different shareholders’ equity and net result amounts compared to those indicated in this Annual Report on Form 20-F.
In 2024 forward interest rates decreased resulting in a negative EU IAS 39 carve out adjustment after tax of EUR -1,058 million (2023: EUR -3,147 million negative; 2022: EUR 8,451 million positive). The impact of the adjustment is mainly reflected in line item 'Valuation results and net trading income' in the statement of profit or loss. A reconciliation between IFRS-EU and IFRS-IASB is included below.
Both IFRS-EU and IFRS-IASB differ in several areas from accounting principles generally accepted in the United States of America (US GAAP).

Reconciliation net result under IFRS-EU and IFRS-IASB
in EUR million	2024	2023	2022
In accordance with IFRS-EU (attributable to the shareholders of the parent)	6,392	7,287	3,674
Adjustment of the EU IAS 39 carve-out	-1,528	-4,455	11,856
Tax effect of the adjustment	470	1,308	-3,405
Effect of adjustment after tax	-1,058	-3,147	8,451
In accordance with IFRS-IASB (attributable to the shareholders of the parent)	5,334	4,140	12,126

Reconciliation shareholders’ equity under IFRS-EU and IFRS-IASB
in EUR million	2024	2023	2022
In accordance with IFRS-EU (attributable to the shareholders of the parent)	50,314	51,240	49,909
Adjustment of the EU IAS 39 carve-out	3,378	4,902	9,357
Tax effect of the adjustment	-989	-1,457	-2,765
Effect of adjustment after tax	2,389	3,444	6,592
In accordance with IFRS-IASB Shareholders’ equity	52,703	54,684	56,500

1.3 Changes to accounting policies and presentation
ING Group has consistently applied its accounting policies to all periods presented in these Consolidated financial statements. In 2024, ING Group updated the presentation of the Consolidated statement of changes in equity to simplify its structure and reduce duplication. Comparative figures have been updated accordingly. Furthermore, presentation in 'Note 30 Segments' was updated to reflect the clarified requirements for segment disclosures as issued by the IFRIC in an agenda decision issued in July 2024.

1.3.1 Changes in IFRS effective in 2024
The following amendments to IFRS became effective in the current reporting period with no significant impact for ING Group:
•Amendments to IFRS 16 'Leases': Lease Liability in a Sale and Leaseback (issued in September 2022).
•Amendments to IAS 1 ‘Presentation of Financial Statements’: Classification of Liabilities as Current or Non-current (issued in January 2020) and Non-current liabilities with Covenants (issued in October 2022).
•Amendments to IAS 7 'Statement of Cash flows' and IFRS 7 'Financial Instruments: Disclosures': Supplier Finance Arrangements (issued in May 2023).
1.3.2 Upcoming changes in IFRS after 2024
ING Group has not early adopted any of the following Standards, interpretations or amendments that have been issued but are not yet effective, and is assessing their potential impact on the Group.
Effective in 2025:
•Amendments to IAS 21 'The Effects of Changes in Foreign Exchange Rates': Lack of Exchangeability (issued in August 2023).
The implementation of the above amendments is expected to have no significant impact on ING Group's Consolidated financial statements when they become effective.
Effective in 2026:
•Amendments to IFRS 9 'Financial Instruments' and IFRS 7 'Financial Instruments: Disclosure': Classification and Measurement of Financial Instruments (issued in May 2024).
•Amendments to IFRS 9 'Financial Instruments' and IFRS 7 'Financial Instruments: Disclosure': Contracts Referencing Nature-dependent Electricity (issued in December 2024).
•Annual Improvements to IFRS Accounting Standards: Volume 11 (issued in July 2024).
Effective in 2027:
•New Standard IFRS 18 'Presentation and Disclosure in Financial Statements' (issued in April 2024).
In addition, in May 2024, the IASB also issued a new accounting Standard IFRS 19 'Subsidiaries without Public Accountability: Disclosures'. However, it is not applicable for the consolidated financial statements of ING Group.
1.4 Significant judgements and critical accounting estimates and assumptions
The preparation of the Consolidated financial statements requires management to make judgements in the process of applying its accounting policies and to use estimates and assumptions. The estimates and assumptions affect the reported amounts of the assets and liabilities and the amounts of the contingent assets and contingent liabilities at the balance sheet date, as well as reported income and expenses for the year. The actual outcome may differ from these estimates. The process of setting assumptions is subject to internal control procedures and approvals.
ING Group has identified areas that require management to make significant judgements and use critical accounting estimates and assumptions based on the information and financial data that may or may not change in future periods. These areas are:
•Loan loss provisions (financial assets) (refer to Note 1.5.6 ‘Impairment of financial assets');
•The determination of the fair values of financial assets and liabilities (refer to Note 1.5.3 for ‘Fair values of financial assets and liabilities’);
•Investment in associate - assessment of additional impairment losses or reversal of previous impairment losses (refer to Note 1.10 ‘Investments in associates and joint ventures); and
•Provisions (refer to Note 1.15 ‘Provisions, contingent liabilities and contingent assets’).
In March 2024 ING repaid the final EUR 6 billion of its Targeted Longer-Term Refinancing Operations (TLTRO) III participation. As a result, accounting for TLTRO is no longer an area of significant judgement in 2024, while it was as such in 2023 and 2022.
1.5 Financial instruments
ING Group applies IFRS 9 ‘Financial Instruments’ to the recognition, classification and measurement, and derecognition of financial assets and financial liabilities and the impairment of financial assets. ING applies the requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’ for hedge accounting purposes.
1.5.1 Recognition and derecognition of financial instruments
Recognition of financial assets
Financial assets are recognised in the balance sheet when ING Group becomes a party to the contractual provisions of the instrument. For a regular way purchase or sale of a financial asset, trade date and settlement date accounting is applied, depending on the classification of the financial asset.
Derecognition of financial assets
Financial assets are derecognised when the rights to receive cash flows from the financial assets have expired or where ING Group has transferred the rights to receive the cash flows from the financial asset or assumed an obligation to pass on the cash flows and has transferred substantially all the risks and rewards of the asset. If ING Group neither transfers nor retains substantially all the risks and rewards of ownership of a financial asset, it derecognises the financial asset if it no longer has control over the asset. The difference between the carrying amount of a financial asset that has been derecognised and the consideration received is recognised in profit or loss.
Recognition of financial liabilities
Financial liabilities are recognised on the date that the entity becomes a party to the contractual provisions of the instrument.
Derecognition of financial liabilities
Financial liabilities are derecognised when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished and the consideration paid is recognised in profit or loss.
1.5.2 Classification and measurement of financial instruments
Financial assets
ING Group classifies its financial assets in the following measurement categories:
•those to be measured subsequently at fair value (either through OCI, or through profit or loss); and
•those to be measured at amortised cost (AC).
At initial recognition, ING Group measures a financial asset at its fair value plus, in the case of a financial asset not at FVPL, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss (FVPL) are expensed in the statement of profit or loss.
Financial assets – Debt instruments
The classification depends on the entity’s business model for managing the financial assets and the contractual terms of the cash flows at initial recognition.
Business models
Business models are classified as Hold to Collect (HtC), Hold to Collect and Sell (HtC&S) or Other depending on how a portfolio of financial instruments as a whole is managed. ING Group’s business models are based on the existing management structure of the bank, and refined based on an analysis of how businesses are evaluated and reported, how their specific business risks are managed and on historic and expected future sales. Sales are permissible in a HtC business model when these are due to an increase in credit risk, take place close to the maturity date (where the proceeds from the sales approximate the collection of the remaining contractual cash flows), are insignificant in value (both individually and in aggregate) or are infrequent.
Contractual cash flows Solely Payments of Principal and Interest (SPPI)
The contractual cash flows of a financial asset are assessed to determine whether they represent SPPI. Interest includes consideration for the time value of money, credit risk and for other basic lending risks such as consideration for liquidity risk and costs associated with holding the financial asset for a particular period of time. In addition, interest can include a profit margin that is consistent with a basic lending arrangement.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are SPPI.
In assessing whether the contractual cash flows are SPPI, ING Group considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition.
Based on the entity’s business model for managing the financial assets and the contractual terms of the cash flows, there are three measurement categories into which ING Group classifies its debt instruments:
•Amortised Cost (AC):
Debt instruments that are held for collection of contractual cash flows under a HtC business model where those cash flows represent SPPI are measured at AC. Interest income from these financial assets is included in Interest income using the Effective Interest Rate (EIR) method. Any gain or loss arising on derecognition is recognised directly in profit or loss. Impairment losses are presented as a separate line item in the statement of profit or loss.
•FVOCI:
Debt instruments that are held for collection of contractual cash flows and for selling the financial assets under a HtC&S business model, where the assets’ cash flows represent SPPI, are measured at FVOCI. Movements in the carrying amount are recognised in OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognised in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognised in OCI is reclassified from equity to profit or loss and presented in Investment income or Other net income, based on the specific characteristics of the business model. Interest income from these financial assets is included in Interest income using the EIR method. Impairment losses are presented as a separate line item in the statement of profit or loss.
•FVPL:
Debt instruments that do not meet the criteria for AC or FVOCI are measured at FVPL. This includes debt instruments that are held-for-trading (presented separately as Trading assets) and all other debt instruments that do not meet the criteria for AC or FVOCI (presented separately as Mandatorily at FVPL). ING Group may in some cases, on initial recognition, irrevocably designate a financial asset as classified and measured at FVPL. This is the case where doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise on assets measured at AC or FVOCI. Fair value movements on trading securities, trading loans and deposits (mainly reverse repo’s) are presented fully within valuation result and net trading income. This also includes interest. The interest arising on financial assets designated as at FVPL is recognised in profit or loss and presented within Other interest income or Other interest expense in the period in which it arises. The interest arising on a debt instrument that is part of a hedge relationship, but not subject to hedge accounting, is recognised in profit or loss and presented within Other interest income or Other interest expense in the period in which it arises.
ING Group reclassifies debt instruments if, and only if, its business model for managing those financial assets changes. Such changes in business models are expected to be very infrequent. There have been no reclassifications during the reporting period.
Financial assets – Equity instruments
All equity investments are measured at fair value. ING Group applies the fair value through OCI option to investments which are considered strategic, consisting of investments that add value to ING Group’s core banking activities.
There is no subsequent recycling of fair value gains and losses to profit or loss following the derecognition of investments if elected to be classified and measured as FVOCI. However, the cumulative gain or loss is transferred within equity to retained earnings on derecognition of such equity instruments. Dividends from such investments continue to be recognised in profit or loss as Investment income when ING Group’s right to receive payments is established. Impairment requirements are not applicable to equity investments classified and measured as FVOCI.
Other remaining equity investments are measured at FVPL. All changes in the fair value are recognised in Valuation result and Net trading income in the Consolidated statement of profit or loss.
Financial liabilities
Financial liabilities are classified and subsequently measured at AC, except for financial guarantee contracts, derivatives and liabilities designated at FVPL. Financial liabilities classified and measured at FVPL are presented as follows:
•the amount of change in the fair value that is attributable to changes in own credit risk of the liability designated at FVPL is presented in OCI. Upon derecognition this Debit Valuation Adjustment (DVA) impact does not recycle from OCI to profit or loss;
•the remaining amount of change in the fair value is presented in profit or loss in ‘Valuation results and net trading income’. Interest on financial liabilities at FVPL is also recognised in the valuation result, except for items voluntarily designated as FVPL for which interest is presented within ‘Other interest income (expense)'.
A financial guarantee contract is a contract that requires ING Group to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payment when due in accordance with the original or modified terms of a debt instrument. Such a contract is initially recognised at fair value and is subsequently measured at the higher of (a) the amount determined in accordance with impairment provisions of IFRS 9 ‘Financial instruments’ (see section 'Impairment of financial assets') and (b) the amount initially recognised less, when appropriate, cumulative amortisation recognised in accordance with the revenue recognition principle of IFRS 15 ‘Revenue from contracts with customers’.
Repurchase transactions and reverse repurchase transactions
Securities sold subject to repurchase agreements (repo's), securities lending and similar agreements continue to be recognised in the Consolidated statement of financial position. The counterparty liability is measured at FVPL (designated) and included in Other financial liabilities at FVPL if the asset is measured at FVPL. Otherwise, the counterparty liability is included in Deposits from banks, Customer deposits, or Trading, as appropriate.
Securities purchased under agreements to resell (reverse repos), securities borrowings and similar agreements are not recognised in the Consolidated statement of financial position. The consideration paid to purchase securities is recognised as Loans and advances to customers, Loans and advances to banks, Other financial assets at FVPL or Trading assets, as appropriate. The difference between the sale and repurchase price is treated as interest and amortised over the life of the agreement using the effective interest method for instruments that are not measured at FVPL.
1.5.3 Fair values of financial assets and liabilities
All financial assets and liabilities are recognised initially at fair value. The fair value of a financial instrument on initial recognition is generally its transaction price (that is, the fair value of the consideration given or received). However, if there is a material difference between the transaction price and the fair value of financial instruments whose fair value is based on a valuation technique using significant unobservable inputs, the entire 'day one' difference (a ‘Day One Profit or Loss’) is deferred. ING Group defers the Day One Profit or Loss relating to financial instruments classified as Level 3 and financial instruments with material unobservable inputs into CVA which are not necessarily classified as Level 3. The deferred Day One Profit or Loss is recognised in the statement of profit or loss over the life of the transaction until the transaction matures, or until the significant unobservable inputs become observable, or until the significant unobservable inputs become non-significant. In all other cases, ING Group recognises the difference as a gain or loss at inception.
Subsequently, except for financial assets and financial liabilities measured at amortised cost, all the other financial assets and liabilities are measured at fair value.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It assumes that market participants would use and take into account the characteristics of the asset or liability when pricing the asset or liability. Fair values of financial assets and liabilities are based on unadjusted quoted market prices where available. Such quoted market prices are primarily obtained from exchange prices for listed financial instruments. Where an exchange price is not available, quoted prices in an active market may be obtained from independent market vendors, brokers, or market makers. In general, positions are valued at the bid price for a long position and at the offer price for a short position or are valued at the price within the bid-offer spread that is most representative of fair value in the circumstances. In some cases where positions are marked at mid-market prices, a fair value adjustment is calculated.
For certain financial assets and liabilities, quoted market prices are not available. For such instruments, fair value is determined using valuation techniques. These range from discounting of cash flows to various valuation models, where relevant pricing factors including the market price of underlying reference instruments, market parameters (volatilities, correlations and credit ratings), and customer behaviour are taken into account. ING Group maximises the use of market observable inputs and minimises the use of unobservable inputs in determining the fair value. It can be subjective dependent on the significance of the unobservable input to the overall valuation. All valuation techniques used are subject to internal review and approval. Most data used in these valuation techniques are validated on a daily basis when possible.
When a group of financial assets and liabilities are managed on the basis of their net risk exposures, the fair value of a group of financial assets and liabilities are measured on a net portfolio level.
To include credit risk in fair value, ING Group applies both Credit and Debit Valuation Adjustments (CVA, DVA, also known as Bilateral Valuation Adjustments or BVA). Own issued debt and structured notes that are designated at FVPL are adjusted for ING Group’s own credit risk by means of a DVA. To include the funding risk, ING Group applies an additional ‘Funding Valuation Adjustment’ (FVA) to the uncollateralised derivatives based on the market price of funding liquidity.ING Group also applies to certain positions other valuation adjustments to arrive at the fair value, such as Bid-Offer adjustments, Model Risk Adjustments and Collateral Valuation Adjustments (CollVA).

Significant judgements and critical accounting estimates and assumptions:
•Even if market prices are available, when markets are less liquid there may be a range of prices for the same security from different price sources. Selecting the most appropriate price requires judgement and could result in different estimates of fair value.
•Valuation techniques are subjective in nature and significant judgement is involved in establishing fair values for certain financial assets and liabilities. Valuation techniques involve various assumptions regarding pricing factors. The use of different valuation techniques and assumptions could produce significantly different estimates of fair value.
•Price testing is performed to assess whether the process of valuation has led to an appropriate fair value of the position and to minimise the potential risks of economic losses due to incorrect or misused models.
•Assessing whether a market is active, and whether an input is observable and significant, requires judgement. ING Group categorises its financial instruments that are either measured in the statement of financial position at fair value or of which the fair value is disclosed, into a three-level hierarchy based on the observability and significance of the valuation inputs. The use of different approaches to assess whether a market is active, whether an input is observable, and whether an unobservable input is significant could produce different classification within the fair value hierarchy as well as potentially different deferral of the Day One Profit or Loss.
•Reference is made to Note 34 'Fair value of assets and liabilities ' and to the ‘Market risk’ paragraph in the ‘Risk management’ section of the Annual Report for the basis of the determination of the fair value of financial instruments and related sensitivities.

1.5.4 Derivatives and hedge accounting
IFRS 9 includes an accounting policy choice to defer the adoption of IFRS 9 hedge accounting and to continue with hedge accounting under IAS 39. ING Group decided to exercise this accounting policy choice and did not adopt IFRS 9 hedge accounting as of 1 January 2018.
Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at fair value. Fair values are obtained from quoted market prices in active markets, including market transactions and valuation techniques (such as discounted cash flow models and option pricing models), as appropriate. All derivatives are carried as assets when their fair value is positive and as liabilities when their fair value is negative. Fair value movements on derivatives are presented in profit or loss in 'Valuation result and net trading income', except for derivatives in either a formal hedge relationship or so-called economic hedges that are not in a formal hedge accounting relationship where a component is presented separately in interest result in line with ING Group’s risk management strategy.
Embedded derivatives are separated from financial liabilities and other non-financial contracts and accounted for as a derivative if, and only if:
1.the economic characteristics and risks of the embedded derivative are not closely related to the economic characteristics and risks of the host contract;
2.a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and
3.the combined instrument is not measured at fair value with changes in fair value reported in profit or loss.
If an embedded derivative is separated, the host contract is accounted for as a similar free-standing contract.
The method of recognising the resulting fair value gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. ING Group designates certain derivatives as hedges of the fair value of recognised assets or liabilities or firm commitments (fair value hedge), hedges of highly probable future cash flows attributable to a recognised asset or liability or a forecast transaction (cash flow hedge), or hedges of a net investment in a foreign operation. Hedge accounting is used for derivatives designated in this way provided certain criteria are met.
At the inception of the transaction, ING Group documents the relationship between hedging instruments and hedged items, its risk management objective, together with the methods selected to assess hedge effectiveness. ING Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of the hedged items.
Fair value hedges
Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in the statement of profit or loss, together with fair value adjustments to the hedged item attributable to the hedged risk. If the hedge relationship no longer meets the criteria for hedge accounting, the cumulative adjustment of the hedged item is, in the case of interest-bearing instruments, amortised through the statement of profit or loss over the remaining term of the original hedge or recognised directly when the hedged item is derecognised. For non-interest bearing instruments, the cumulative adjustment of the hedged item is recognised in the statement of profit or loss only when the hedged item is derecognised.
Cash flow hedges
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognised in the Other Comprehensive Income. The gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Amounts accumulated in the Other Comprehensive Income are recycled to the statement of profit or loss in the periods in which the hedged item affects net result. When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in the Other Comprehensive Income at that time remains in the Other Comprehensive Income and is recognised when the forecast transaction is ultimately recognised in the statement of profit or loss. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in the Other Comprehensive Income is transferred immediately to the statement of profit or loss.
Net investment hedges
Hedges of net investments in foreign operations are accounted for in a similar way to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in the Other Comprehensive Income and the gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Gains and losses accumulated in the Other Comprehensive Income are included in the statement of profit or loss when the foreign operation is disposed.
Benchmark rate reform – specific policies for hedges directly affected by the benchmark rate reform
As explained in the ‘Impact of the benchmark rate reform’ paragraph of the ‘Risk management’ section, a fundamental review of important interest rate benchmarks has been carried out, and is still ongoing for some of them (for instance, WIBOR).
Given that the benchmark rate reform may have various accounting implications, the IASB has undertaken a two-phase project. Phase 1 (issued in 2019) addresses those issues that affect financial reporting before the replacement of an existing benchmark. Phase 2 (issued in 2020) focuses on issues that may affect financial reporting when the existing benchmark rate is reformed or replaced.
Phase 1 amendments to IFRS allow ING Group to apply a set of temporary exceptions to continue hedge accounting even when there is uncertainty about contractual cash flows arising from the reform. Under these temporary exceptions, interbank-offered rates are assumed to continue unaltered for the purposes of hedge accounting until such time as the uncertainty is resolved.
More specifically, the following temporary reliefs are part of the Phase 1 amendments:
•Highly probable requirement for cash flow hedges
When determining whether a forecast transaction is highly probable, it is assumed that the interest rate benchmark on which the hedged cash flows are based is not altered as a result of the reform.
•Prospective assessment of hedge effectiveness
When performing the prospective assessment it is assumed that the interest rate benchmark on which the hedged cash flows are based is not altered as a result of the reform.
•Retrospective assessment of hedge effectiveness
When performing the retrospective assessment hedges are allowed to pass the assessment even if actual results are outside the 80-125% range, during the period of uncertainty arising from the benchmark rate reform.
•Designation of a component of an item as a hedged item
For hedges of the benchmark component of interest rate risk affected by the reform, the separately identifiable requirement only needs to be demonstrated at the inception of such hedging relationships.
The amendments are relevant given that ING Group hedges and applies hedge accounting to the benchmark interest rate exposure part of the benchmark rate reform. ING Group hedges are being progressively amended, where necessary, to incorporate the new benchmark rates. Temporary exceptions under Phase 1 continued to be relevant for ING Group as at 31 December 2024 (mainly for WIBOR hedges).
ING Group will completely cease to apply the amendments when this uncertainty is no longer present or when the hedging relationship is discontinued. Refer to note ‘Risk management/ Impact of the benchmark rate reform’ for the disclosures relating to the application of the amendments as part of Phase 1.
Phase 2 amendments require that hedge accounting continues on transition to risk free rates provided that the modifications made to financial instruments are those necessary to implement the benchmark rate reform and that the new basis for calculating cash flows is ‘economically equivalent’ to the previous basis. Particularly, Phase 2 amendments allow the continuation of hedging relationships, subject to amending their documentation to reflect changes in hedged instruments, hedging instruments, hedged risk, and/or the method for measuring effectiveness during the transition to the new benchmark rates. By applying these mandatory amendments, ING Group avoids hedge accounting discontinuations when modifying both hedged items and hedging instruments (and related hedge documentation) as a consequence of the benchmark rate reform that would otherwise be required in the absence of Phase 2 amendments. During 2024, Phase 2 continued to be relevant for ING Group when ING actually transitioned its financial instruments (designated in hedge accounting relationships) to the new benchmark rates.
More specifically, the following temporary reliefs are part of the Phase 2 amendments:
Relief from discontinuing hedging relationships
•Amendments in the hedge documentation as a consequence of changes required by the benchmark rate reform do not result in the discontinuation of the hedge relationship nor the designation of a new hedge relationship. The changes can be in the form of designating an alternative benchmark rate as a hedged risk, the description of the hedging instrument, the description of the hedged item, or the method to measure the effectiveness.
•When the hedged item is amended as a consequence of the benchmark rate reform (or if the hedge has previously been discontinued), amounts accumulated in the cash flow hedge reserve are deemed to be based on the Risk-Free Rate (RFR). This results in the release of the cash flow hedge reserve to profit or loss in the same period or periods in which the hedged cash flows that are now based on the RFR affect profit or loss.
•When the items within a designated group of hedged items are amended as a consequence of the benchmark rate reform, the hedging strategy remains and is not discontinued. As items within the hedged group transition at different times from the benchmark rates to RFRs, they are transferred to sub-groups of instruments that reference RFRs as the hedged risk. The existing benchmark rates remain designated as the hedged risk for the other sub-group of hedged items, until they are also updated to reference the new RFR. The usual hedge accounting requirements are applied to the hedge relationship in its entirety.
•For the assessment of retrospective hedge effectiveness, the cumulative fair value changes may be reset to zero when the exception to the retrospective assessment of the Phase 1 reliefs ends. This decision is made separately for each hedging relationship (i.e., on a hedge-by-hedge basis).
•Temporary relief from having to meet the separately identifiable requirement: a RFR is considered a separately identifiable risk component if it is reasonably expected to meet the separately identifiable requirement within 24 months from the date it is first designated as a non-contractually specified risk component (i.e. when the entity first designates the RFR as a non-contractually specified risk component). This relief applies to each RFR on a rate-by-rate basis.
As explained above, Phase 1 and Phase 2 benchmark rate amendments to IFRS provide specific hedge accounting reliefs that allow hedge accounting relationships to continue when the benchmark rate reform is ongoing. Phase 1 reliefs cease to apply when uncertainty arising from the benchmark rate reform is no longer present with respect to the timing and amount of the benchmark rate-based cash flows of the relevant instruments, or when the hedging instrument is discontinued. It is ING Group’s policy to cease to apply Phase 1 reliefs when the applicable contract (either hedging instrument or hedged item) is actually modified. As a result, for these hedge accounting relationships the applicable Phase 1 reliefs ceased to apply and Phase 2 became applicable. Refer to note ‘Risk management/Impact of the benchmark rate reform’ for the disclosures relating to the application of the amendments as part of Phase 2.
Non-trading derivatives that do not qualify for hedge accounting
Derivative instruments that are used by ING Group as part of its risk management strategies, but which do not qualify for hedge accounting under ING Group’s accounting policies, are presented as non-trading derivatives. Non-trading derivatives are measured at fair value with changes in the fair value taken to the statement of profit or loss.
1.5.5 Offsetting of financial assets and financial liabilities
Financial assets and financial liabilities are offset, and the net amount is reported in the statement of financial position, when ING Group has a current legally enforceable right to set off the recognised amounts and intends to either settle on a net basis or to realise the asset and settle the liability simultaneously. Offsetting is applied to derivatives, repurchase and reverse repurchase agreements and cash pooling agreements. A significant portion of offsetting is applied to derivatives and related cash margin balances, which are either directly cleared through central clearing parties or cleared through clearing members of central clearing parties. For more information, reference is made to Note 39 ‘Offsetting financial assets and liabilities’.

1.5.6 Impairment of financial assets
An Expected Credit Loss (ECL) model is applied to financial assets accounted for at AC or FVOCI such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees issued, and undrawn committed revolving credit facilities. Under the ECL model, ING Group calculates the ECL by considering on a discounted basis the cash shortfall it would incur in case of a default and multiplying the shortfall by the probability of a default occurring. The ECL is the sum of the probability-weighted outcomes. The ECL estimates are unbiased and include reasonable and supportable information about past events, current conditions, and forecasts of future economic conditions. ECL is recognised on the balance sheet as loan loss provisions (LLP).

Three-stage approach
Financial assets are classified in one of the below three stages at each reporting date. A financial asset can move between Stages during its lifetime. The Stages are based on changes in credit quality since initial recognition and defined as follows:
•Stage 1
Financial assets that have not had a significant increase in credit risk since initial recognition (i.e. no Stage 2 or 3 triggers apply). Assets are classified as Stage 1 upon initial recognition (with the exception of purchased or originated credit impaired (POCI) assets) and ECL is determined by the probability that a default occurs in the next 12 months (12 months ECL);
•Stage 2
Financial assets showing a significant increase in credit risk since initial recognition. For assets in Stage 2 ECL reflects an estimate on the credit losses over the remaining maturity of the asset (lifetime ECL); or
•Stage 3
Financial assets that are credit-impaired. Also for these assets ECL is determined over the remaining maturity of the asset.
Significant increase in credit risk
ING Group established a framework, incorporating quantitative and qualitative indicators, to identify and assess significant increases in credit risk (SICR). This is used to determine the appropriate ECL Stage for each financial asset. Reference is made to the ‘Criteria for identifying a significant increase in credit risk (SICR)’ in the ‘Risk management’ section of the Annual Report.
An asset that is in Stage 2 will move back to Stage 1 when none of the above criteria are in place anymore. However, if the asset was moved to Stage 2 based on the forbearance status, then the asset stays in Stage 2 for at least 24 months. If the asset was classified as Stage 2 due to the '30 days past due' trigger, then the asset is moved back to Stage 1 only after three months from when the trigger no longer applies.
Credit-impaired financial assets (Stage 3)
Financial assets are assessed for credit-impairment at each reporting date and more frequently when circumstances warrant further assessment. Evidence of credit-impairment includes arrears of over 90 days on any material credit obligation, indications that the borrower is experiencing significant financial difficulty, a breach of contract, bankruptcy or distressed restructuring. The definition of 'credit-impaired' under IFRS 9 (Stage 3) is aligned with the definition of 'default' used by ING Group for internal risk management purposes, which is also the definition used for regulatory purposes.
An asset (other than a POCI asset) that is in Stage 3 will move back to Stage 2 when, as at the reporting date, it is no longer considered to be credit-impaired, subject to certain probation periods. The asset will migrate back to Stage 1 when its credit risk at the reporting date is no longer considered to have increased significantly since initial recognition.
Macroeconomic scenarios
ING Group has established a quarterly process whereby forward-looking macroeconomics scenarios and probability weightings are developed for the purpose of ECL. ING Group applies data predominantly from a leading service provider enriched with the internal ING Group view. A baseline, up-scenario and down-scenario are determined to reflect an unbiased and probability-weighted ECL amount. As a baseline scenario, ING Group applies the market-neutral view combining consensus forecasts for economic variables such as unemployment rates, GDP growth, house prices, commodity prices, and short-term interest rates. Applying market consensus in the baseline scenario ensures unbiased estimates of the expected credit losses.
The alternative scenarios are based on observed forecast errors in the past, adjusted for the risks affecting the economy today and the forecast horizon. The probabilities assigned are based on the likelihoods of observing the three scenarios and are derived from confidence intervals on a probability distribution. The forecasts for the economic variables are adjusted on a quarterly basis.
The probability weights applied to each of the three scenarios
ING Group uses three macroeconomic scenarios when determining IFRS 9 ECL (baseline, upside and downside). The management approach used to determine the weights of each scenario and in selecting the parts of the distribution of forecast errors from which the weights are derived is disclosed in the 'Alternative Scenarios and Probability Weights' section. Additionally, this approach is detailed in the sensitivity analysis within the 'Risk Management' section of the Annual Report.
Measurement of ECL
ING Group applies a collective assessment method to measure ECL for Stage 1, Stage 2, and certain Stage 3 assets. Other credit-impaired assets subject to ECL measurement apply the individual assessment method.
Collectively assessed assets (Stages 1 to 3)
For collective assessed assets, ING Group applies a model-based approach. ECL is determined by, expressed simplistically, multiplying the probability of default (PD) with the loss given default (LGD) and exposure at default (EAD), adjusted for the time value of money. Assets that are collectively assessed are grouped on the basis of similar credit-risk characteristics, taking into account the loan type, industry, geographic location, collateral type, past due status and other relevant factors. These characteristics are relevant to the estimation of future cash flows for groups of such assets by being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated and the loss in case the debtor is not able to pay all amounts due.
For Stage 3 assets, the PD equals 100% and the LGD and EAD represent a lifetime view of the losses based on characteristics of defaulted facilities.
For the measurement of ECL, ING Group’s expected credit loss models (PD, LGD, EAD) used for regulatory purposes have been adjusted. These adjustments include removing embedded prudential conservatism (such as floors) and converted through-the-cycle estimates to point-in-time estimates. The models assess ECL on the basis of forward-looking macroeconomic forecasts and other inputs. For most financial assets, the expected life is limited to the remaining maturity. For overdrafts and certain revolving credit facilities, such as credit cards, the maturity is estimated based on historical data as these do not have a fixed term or repayment schedule.
Individually assessed assets (Stage 3)
ING Group estimates ECL for individually significant credit-impaired financial assets within Stage 3 on an individual basis. ECL for these Individually assessed assets are determined using the discounted expected future cash flow method. To determine expected future cash flows, one or more scenarios are used. Each scenario is analysed based on the probability of occurrence and includes forward-looking information.
In determining the scenarios, all relevant factors impacting the future cash flows are taken into account. These include expected developments in credit quality, business and economic forecasts, and estimates of if/when recoveries will occur, taking into account ING Group’s restructuring/recovery strategy.
The best estimate of ECL is calculated as the weighted-average of the shortfall (gross carrying amount minus discounted expected future cash flow using the original EIR) per scenario, based on best estimates of expected future cash flows. Recoveries can arise from, among other things, the repayment of the loan, collateral recovery and the sale of the asset. Cash flows from collateral and other credit enhancements are included in the measurement of ECL of the related financial asset when it is part of or integral to the contractual terms of the financial asset and the credit enhancement is not recognised separately. For the individual assessment, with granular (company- or asset-specific) scenarios, specific factors can have a larger impact on the future cash flows than macroeconomic factors.
When a financial asset is credit-impaired, interest income is no longer recognised based on the gross carrying amount of the asset. Instead, interest income is calculated by applying the original effective interest rate to the amortised cost of the asset, which is the gross carrying amount less the related loan loss provision.
Purchased or Originated Credit Impaired (POCI) assets
POCI assets are financial assets that are credit-impaired on initial recognition. Impairment on a POCI asset is determined based on lifetime ECL from initial recognition. POCI assets are recognised initially at an amount net of ECL and are measured at AC using a credit-adjusted effective interest rate. In subsequent periods, any changes to the estimated lifetime ECL are recognised in profit or loss. Favourable changes are recognised as an impairment gain if the lifetime ECL at the reporting date is lower than the estimated lifetime ECL at origination.
Write-off and debt forgiveness
Loans and debt securities are written off (either partially or in full) when there is no reasonable expectation of recovery and/or collectability of amounts due. The following events can lead to a write-off:
•After a restructuring has been completed and there is a high improbability of recovery of part of the remaining loan exposure (including partial debt forgiveness);
•In a bankruptcy liquidation scenario;
•After divestment or sale of a credit facility at a discount; and
•Specific fraud cases with no recourse options.
When a loan is uncollectable, it is written off against the related loan loss provision. Subsequent recoveries of amounts previously written off are recognised in ‘Addition to loan loss provisions’ in the Consolidated statement of profit or loss.
Debt forgiveness (or debt settlement) involves write-off but also involves the forgiveness of a legal obligation, in whole or in part. This means that ING Group forfeits the legal right to recover the debt. As a result, the financial asset needs to be derecognised.
Presentation of ECL
ECL for financial assets measured at AC is deducted from the gross carrying amount of the assets. For debt instruments at FVOCI, the ECL is recognised in OCI, instead of deducting it from the carrying amount of the asset. ECL also reflects any credit losses related to the portion of the loan commitment that is expected to be drawn down over the remaining life of the instrument. The ECL on issued financial guarantee contracts, in scope of IFRS 9 and not measured at FVPL, is recognised as liabilities and presented in Other provisions. ECL are presented in profit or loss in Addition to loan loss provision.

Significant judgements and critical accounting estimates and assumptions:
The calculation of ECL requires a number of judgements and estimates. In particular:
•ING Group makes various assumptions about the risk of default, the credit loss rates in case of a default and expected future cash flows. For collective provisions, ING Group applies significant judgement when estimating modelled parameters such as PD, LGD and EAD, including the selection and calibration of relevant models. For Stage 3 individual provisioning, the determination and probabilities of restructuring and recovery scenarios, as well as the amount and timing of expected future cash flows, may be particularly subjective.
•Forward-looking macroeconomic scenarios used in impairment assessments are uncertain in nature. The use of alternate forward-looking macroeconomic scenarios can produce significantly different estimates of ECL. This is demonstrated in the sensitivity analysis in the ‘Risk Management’ section of the annual report, where the un-weighted ECL under each of the three scenarios for some significant portfolios is disclosed.
•When determining whether the credit risk on a financial asset has increased significantly (criteria for identifying a significant increase in credit risk), ING Group considers reasonable and supportable information to compare the risk of default occurring at reporting date with the risk of a default occurring at initial recognition of the financial asset. Whilst judgement is required in applying a PD rating to each financial asset, there is significant judgement used in determining the Stage allocation PD banding thresholds. The process of comparing a financial asset’s PD with the PD banding thresholds determines its ECL Stage. Assets in Stage 1 are allocated a 12-month ECL, and those in Stage 2 are allocated a lifetime ECL, and the difference is often significant. As such, the judgement made in assigning financial asset PDs and the PD banding thresholds constitutes a significant judgement. Analysis of the sensitivity associated with the assessment of a significant increase in credit risk is presented in the ‘Risk Management’ section of the Annual Report.
•Judgement is exercised in management’s evaluation of whether there is objective evidence that exposures are credit-impaired.
•To reflect the risks that are not properly captured by the ECL models (including climate risk), a number of management adjustments to the model-based ECL were necessary as at 31 December 2024, which required significant judgement. Reference is made to the ‘Management adjustments applied this reporting period’ paragraph in the ‘Risk management’ section of the Annual Report.

1.5.7 Modification of financial instruments
In certain circumstances ING Group grants borrowers postponement, reduction of loan principal and/or interest payments on a temporary period of time to maximise collection opportunities, and if possible, avoid default, foreclosure, or repossession. When such postponement, reduction of loan principal and/or interest payments are executed based on credit concerns, they are also referred to as forbearance (refer to the ‘Risk Management’ section of the Annual Report for more details) and require analysis on whether the contractual terms have been substantially modified or not. A similar assessment is needed when contractual terms are modified for reasons other than forbearance.
ING Group determines whether there has been a substantial modification using both quantitative and qualitative factors. If the modification results in a substantial modification of the terms of the loan, the original loan is derecognised and a new loan is recognised at fair value at the modification date. In case of a non-substantial modification, a modification gain or loss is recognised in profit or loss.
Benchmark rate reform– specific policies for modifications necessary to implement the benchmark rate reform
As explained in the ‘Benchmark rate reform – specific policies for hedges directly affected by the benchmark rate reform’ paragraph of section ‘1.5.4 Derivatives and hedge accounting’, given that the benchmark rate reform may have various accounting implications, the IASB undertook a two-phase project. Apart from hedge accounting, Phase 2 amendments to IFRS relate to accounting for changes in the basis for determining the contractual cash flows of financial assets and liabilities due to the benchmark rate reform. Specifically, Phase 2 amendments require that the effective interest rate on debt financial instruments is adjusted, but only to the extent that the modifications made to financial instruments are those necessary to implement the benchmark rate reform and that the new basis for calculating cash flows is ‘economically equivalent’ to the previous basis. By applying these mandatory amendments, ING Group avoids recognising modification gains and losses on debt instruments that would otherwise be required in the absence of Phase 2 amendments (changes to debt instruments resulting from the benchmark rate reform are treated as a reset to the instrument’s variable interest rate). Refer to note ‘Risk management/Impact of the benchmark rate reform’ for the disclosures relating to the application of the amendments as part of Phase 2.
1.5.8 Accounting for Targeted Longer-Term Refinancing Operations (TLTRO)
ING Group participated in the Targeted Longer-Term Refinancing Operations (TLTRO III), which mainly affected comparative periods as, in March 2024, ING repaid the final EUR 6 billion of its TLTRO III participation. ING Group considered TLTRO funding provided by the ECB to banks to be on market terms on the basis that the ECB has established a separate market with TLTRO programmes. They have specific terms which are different from other sources of funding available to banks, including those provided by the ECB. Consequently, the rate under TLTRO was considered to be a market conforming rate and TLTRO funding was recognised fully as a financial liability.
ING Group interpreted the whole rate set by the ECB under TLTRO as a floating rate on the financial liability, being the market rate for each specific period in time. This resulted in discrete rates for discrete interest periods over the life of TLTRO. The change in the applicable rate between interest periods was seen as a change in the floating rate and was accounted for prospectively. Similarly, if the ECB announced changes in the rate for the amounts already drawn under the existing TLTRO, then such changes also represented a change in a floating rate. Following this, such changes led to the recognition of an increased/decreased interest in the relevant period of life of the exposure, rather than by the recognition of an immediate modification gain or loss at the moment of the change of terms by the ECB. If the change related to the periods already passed, the impact for those past periods was recognised in profit or loss immediately. Reference is made to Note 12 ‘Deposits from banks’ and to Note 20 ‘Net interest income’ for the presentation of ING Group’s participation in TLTRO programmes.
1.6 Consolidation
ING Group comprises ING Groep N.V. (the Parent Company), ING Bank N.V. and all other subsidiaries. Subsidiaries are entities controlled by ING Groep N.V. Control exists if ING Groep N.V. is exposed to or has rights to variable returns and has the ability to affect those returns through the power over the subsidiary.
For interests in structured entities, the existence of control requires judgement as these entities are designed so that voting or similar rights are not the dominant factor in deciding who controls the entity. This judgement includes, for example, the involvement in the design of the structured entity, contractual arrangements that give rights to direct the structured entities' relevant activities and commitment to ensure that the structured entity operates as designed.
Transactions between ING Groep N.V. and its subsidiaries are eliminated on consolidation. Reference is made to Note 44 'Principal subsidiaries, investments in associates and joint ventures' for a list of principal subsidiaries and their statutory place of incorporation. A description of ING’s activities involving structured entities is included in Note 44 'Structured entities'.
A list containing the information referred to in Section 379 (1), Book 2 of the Dutch Civil Code has been filed with the office of the Commercial Register of Amsterdam, in accordance with Section 379 (5), Book 2 of the Dutch Civil Code.
ING Groep N.V. and its Dutch group companies are subject to legal restrictions regarding the amount of dividends they can pay to their shareholders. The Dutch Civil Code contains the restriction that dividends can only be paid up to an amount equal to the excess of the company’s own funds over the sum of the paid-up capital and reserves required by law. Certain Group companies are also subject to other restrictions in certain countries, in addition to the restrictions on the amount of funds that may be transferred in the form of dividends, or otherwise, to the parent company.
Furthermore, in addition to the restrictions regarding the minimum capital requirements that are imposed by industry regulators in the countries in which the subsidiaries operate, other limitations exist in certain countries.
1.7 Segment reporting
An operating segment is a distinguishable component of ING Group, engaged in providing products or services, whose operating results are regularly reviewed by the Executive Board of ING Group and the Management Board Banking (together they make up the Chief Operating Decision Maker (CODM)) who decide which resources to allocate to the segment and assess its performance. A geographical area is a distinguishable component of ING Group engaged in providing products or services within a particular economic environment that is subject to risks and returns that differ from those of segments operating in other economic environments.

The CODM reviews and assesses ING Group's performance primarily by line of business. As a result, ING identified five operating segments which are also disclosed as reportable segments. Additionally, the CODM receives information by geographical area based on the location of the office where transactions originate.
1.8 Hyperinflation accounting
Since the second quarter of 2022, Türkiye has been considered a hyperinflationary economy for accounting purposes. As ING Group has a subsidiary in Türkiye, ING Group has applied IAS 29 ‘Financial Reporting in Hyperinflationary Economies’ to its operations since 2022 as if the economy in Türkiye had always been hyperinflationary. Given that ING Group presents its results in EUR, comparatives do not get restated. As a result, the impact of the first-time application of IAS 29, as well as the effect for that year were both recognised in 2022. IAS 29 continued to be relevant for ING’s operations in Türkiye in 2023 and 2024. Under IAS 29, the results of the operations in Türkiye should be stated in terms of the current purchasing power at the reporting date. For that, the consumer price index (CPI) as determined by the Turkish Statistical Institute was used. The CPI for Türkiye (2003=100) at 31 December 2024 was 2,684.55, at 31 December 2023 was 1,859.38 and for 2022 it was 1,128.45 (movement 2024: 44.38%; movement 2023: 64.77%, movement 2022: 64.27%). The effect of such restatement for inflation in the current period of the statement of comprehensive income and the balance sheet has been recognised in the statement of profit or loss within ‘Other net income’ as a ‘Net monetary gain or loss’. The net monetary loss for the period represents the loss of purchasing power by the net monetary position (monetary assets exceeding monetary liabilities) of ING Türkiye.
After the application of the above restatement procedures in Turkish Lira under IAS 29, the financial position and the results for the period of ING Türkiye were translated and presented in EUR at the exchange rate on 31 December 2024. For the statement of comprehensive income this is in contrast with the usual translation procedures where items of comprehensive income are translated at the exchange rate at the date of transaction. Furthermore, ING Group chose to present both the restatement effect resulting from restating
ING Group’s interest in the equity of ING Türkiye as required by IAS 29, and the translation effect from translating at a closing rate that differs from the previous closing rate, in the Currency translation reserve.
1.9 Foreign currency translation
Functional and presentation currency
Items included in the financial statements of each of ING Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The Consolidated financial statements are presented in euros, which is ING Group’s presentation currency.
Transactions and balances
Foreign currency transactions are translated into the functional currency using the exchange rate prevailing at the date of the transactions. Exchange rate differences resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the statement of profit or loss, except when deferred in equity as part of qualifying cash flow hedges or qualifying net investment hedges.
Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction.
Exchange rate differences on non-monetary items, measured at fair value through profit or loss, are reported as part of the fair value gain or loss. Non-monetary items are retranslated at the date the fair value is determined. Exchange rate differences on non-monetary items measured at fair value through other comprehensive income are included in other comprehensive income and get accumulated in the revaluation reserve in equity.
Exchange rate differences in the statement of profit or loss are generally included in ‘Valuation results and net trading income’. Reference is made to Note 22 ‘Valuation results and net trading income’, which discloses the amounts included in the statement of profit or loss. Exchange rate differences relating to the disposal of debt and FVPL equity securities are considered to be an inherent part of the capital gains and losses recognised in Investment income. As mentioned below, in Group companies relating to the disposals of group companies, any exchange rate difference deferred in equity is recognised in the statement of profit or loss in ‘Result on disposal of group companies’. Reference is also made to Note 19 ‘Equity’, which discloses the amounts included in the statement of profit or loss.
Group companies
The results and financial positions of all group companies that have a functional currency different from the presentation currency are translated into the presentation currency as follows:
•Assets and liabilities are translated at the closing rate at the date of the statement of financial position;
•Income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions). However, under hyperinflation accounting, income and expenses of ING Türkiye are translated at the closing rate; and
•All resulting exchange rate differences are recognised in a separate component of equity.
On consolidation, exchange rate differences arising from the translation of a monetary item that forms part of the net investment in a foreign operation, and of borrowings and other instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, the corresponding exchange rate differences are recognised in the statement of profit or loss as part of the gain or loss on sale.
Goodwill and fair value adjustments arising from the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the exchange rate prevailing at the balance sheet date.
1.10 Investments in associates and joint ventures
Associates are all entities over which ING Group has significant influence but not control. Significant influence is the ability to participate in the financial and operating policies of the investee. It generally results from a shareholding of between 20% and 50% of the voting rights or through situations including, but not limited to one or more of the following:
•Representation on the board of directors;
•Participation in the policymaking process; and
•Interchange of managerial personnel.
Joint ventures are entities over which ING Group has joint control.
Investments in associates and joint ventures are initially recognised at cost and subsequently accounted for using the equity method of accounting.
ING Group’s investment in associates and joint ventures (net of any accumulated impairment loss) includes goodwill identified on acquisition. ING Group’s share of its associates and joint ventures post-acquisition profits or losses is recognised in the statement of profit or loss, and its share of post-acquisition changes in reserves is recognised in equity. The cumulative post-acquisition changes are adjusted against the carrying amount of the investment. When ING Group’s share of losses in an associate or joint venture equals or exceeds its interest in the associate or joint venture, including any long-term interests in the associate like uncollateralised loans that are neither planned nor likely to be settled in the foreseeable future, ING Group does not recognise further losses, unless it has incurred obligations or made payments on behalf of the associate or joint venture.
Unrealised gains on transactions between ING Group and its associates and joint ventures are eliminated to the extent of ING Group’s interest in the associates and joint ventures. Unrealised losses are also eliminated unless they provide evidence of an impairment of the asset transferred. Accounting policies of associates and joint ventures have been changed where necessary to ensure consistency with the policies adopted by ING Group.
The recoverable amount, being the higher of fair value less cost of disposal and value in use, of the investment in associate and joint venture is determined when there is an indication of potential (reversal of) impairment. An impairment loss is recognised when the carrying amount of the investment exceeds its recoverable amount. Goodwill on acquisitions of interests in associates and joint ventures is not tested separately for impairment, but is assessed as part of the carrying amount of the investment. An impairment loss is subsequently reversed if there is indication of a reversal and there is a change in the estimates used to determine the recoverable amount. An impairment loss is reversed to the extent that the recoverable amount exceeds its carrying amount, but cannot exceed the original impairment loss.
The reporting dates of certain associates and joint ventures can differ from the reporting date of the Group, but by no more than three months.

Significant judgements and critical accounting estimates and assumptions:
Identification of impairment indicators as well as indicators of potential reversal of previous impairments of ING Group’s investment in TMBThanachart Bank Public Company Limited (hereafter: TTB), an associate, requires significant judgement. When there is objective evidence of impairment or indicators that prior period impairment losses no longer exist or may have decreased, value in use (VIU) needs to be determined. Estimation of VIU involves significant estimates and management assumptions. Please refer to note 8 ‘Investments in associates and joint ventures’.

1.11 Property and equipment
Property in own use
Land and buildings held for own use are stated at fair value at the balance sheet date. Depreciation is recognised on a straight-line basis over the estimated useful life (in general 20–50 years). On disposal, the related revaluation reserve is transferred to retained earnings.

Equipment
Equipment is stated at cost less accumulated depreciation and any impairment losses. The cost of the assets is depreciated on a straight line basis over their estimated useful lives, which are generally as follows: two to five years for data processing equipment, and four to ten years for fixtures and fittings.
Disposals of property and equipment
The difference between the proceeds on disposal and net carrying value is recognised in the statement of profit or loss under Other net income.
Right-of-use assets
ING Group as the lessee
A lessee is required to recognise a right-of-use asset representing its right to use the underlying leased asset and a corresponding liability representing its obligation to make lease payments at the date at which the leased asset is available for use by ING Group. Each lease payment is allocated between the repayment of the liability and finance cost. The finance costs are charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis.
Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:
•Fixed payments (including in-substance fixed payments), less any lease incentives receivable;
•Variable lease payments that are based on an index or a rate;
•Amounts expected to be payable by the lessee under residual value guarantees;
•The exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and
•Payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.
The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, the lessee’s incremental borrowing rate is used, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions.
Right-of-use assets are measured at cost comprising the amount of the initial measurement of the lease liability, any lease payments made at or before the commencement date less any lease incentives received and any initial direct costs and restoration costs.
The right-of-use asset is included in the statement of financial position line-item ‘Property and equipment’. The lease liability is included in the statement of financial position line-item ‘Other liabilities’. Refer to Note 9 ‘Property and equipment’ and to Note 16 ‘Other liabilities’.
Subsequent to initial recognition, the right-of-use asset amortises using a straight-line method to the income statement over the life of the lease. The lease liability increases for the accrual of interest and decreases when payments are made. Any remeasurement of the lease liability due to a lease modification or other reassessment results in a corresponding adjustment to the carrying amount of the right-of-use asset.
1.12 ING Group as lessor
When ING Group acts as a lessor, a distinction should be made between finance leases and operating leases. For ING Group as a lessor, these are mainly finance leases and are therefore not included in 'Property and equipment'. Instead, the present value of the lease payments is recognised as a receivable under Loans and advances to customers or Loans and advances to banks. The difference between the gross receivable and the present value of the receivable is unearned finance lease income. Lease income is recognised over the term of the lease using the net investment method (before tax), which reflects a constant periodic rate of return.
1.13 Goodwill and other intangible assets
Impairment of goodwill and other non-financial assets
ING Group assesses at each reporting period whether there is an indication that a non-financial asset may be impaired. Irrespective of whether there is an indication of impairment, intangible assets with an indefinite useful life, including goodwill acquired in a business combination, and intangible assets not yet available for use, are tested annually for impairment. Goodwill is allocated to groups of cash generating units (CGUs) for the purpose of impairment testing. These groups of CGUs represent the lowest level at which goodwill is monitored for internal management purposes. Goodwill is tested for impairment by comparing the carrying value of the group of CGUs to the recoverable amount of that group of CGUs. Impairment of goodwill, if applicable, is included in the statement of profit or loss in Other operating expenses and is not subsequently reversed.
Computer software
Computer software that has been purchased or generated internally for own use is stated at cost less amortisation and any impairment losses. Amortisation is calculated on a straight-line basis over its useful life which generally does not exceed five years. Amortisation is included in Other operating expenses.
1.14 Taxation
Income tax on the result for the year consists of current and deferred tax. Income tax is recognised in the statement of profit or loss but it is recognised directly in equity if the tax relates to items that are recognised directly in equity.
Uncertain tax positions are assessed continually by ING Group and in case it is probable that there will be a cash outflow, a current tax liability is recognised.
Deferred income tax
Deferred income tax is provided in full, using the liability method, for temporary differences arising between the tax basis of assets and liabilities and their carrying amounts in the Consolidated statement of financial position. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the balance sheet date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled. Deferred tax assets and liabilities are not discounted.
Deferred tax assets are recognised when it is probable that future taxable profit will be available against which the temporary differences can be utilised. Deferred income tax is provided for temporary differences arising from investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by ING Group and it is probable that the difference will not reverse in the foreseeable future. The tax effects of income-tax losses available for carry forward are recognised as an asset where it is probable that future taxable profits will be available, against which these losses can be utilised.
Fair value remeasurements of debt and equity instruments measured at FVOCI and cash flow hedges are recognised directly in equity. Deferred tax related to this fair value remeasurement is also recognised directly in equity and is subsequently recognised in the statement of profit or loss together with the deferred gain or loss.
1.15 Provisions, contingent liabilities and contingent assets
A provision is a present obligation arising from past events, the settlement of which is expected to result in an outflow of resources embodying economic benefits. However, the timing or the amount is uncertain. Provisions are discounted when the effect of the time value of money is significant using a pre-tax discount rate.
Reorganisation provisions include employee termination benefits when ING Group is demonstrably committed to either terminate the employment of current employees according to a detailed formal plan without possibility of withdrawal, or providing termination benefits as a result of an offer made to encourage voluntary redundancy.
A liability is recognised for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the liability is recognised only upon reaching the specified minimum threshold.
A contingent liability is a possible obligation that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group or a present obligation that arises from past events but is not recognised because it is either not probable that an outflow of economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured reliably. Contingent liabilities are not recognised in the statement of financial position, but are rather disclosed in the notes unless the possibility of the outflow of economic benefits is remote.
A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group. Contingent assets are recognised in the statement of financial position only when realisation of the income that arises from such an asset is virtually certain. Contingent assets are disclosed in the notes when an inflow of economic benefits is probable.

Significant judgements and critical accounting estimates and assumptions:
The recognition and measurement of provisions is an inherently uncertain process involving using judgement to determine when a present obligation exists and estimates regarding probability, amounts and timing of cash flows.
ING Group may become involved in governmental, regulatory, arbitration and legal proceedings and investigations and may be subject to third party claims. With or without reference to the above, ING Group may also offer compensation to certain of its customers. Judgement is required to assess whether a present obligation exists and to estimate the probability of an unfavourable outcome and the amount of potential loss. The degree of uncertainty and the method of making the accounting estimate depends on the individual case, its nature and complexity. Such cases are usually one of a kind. For the assessment of related provisions ING Group consults with internal and external legal experts. Even taking into consideration legal experts’ advice, the probability of an outflow of economic benefits can still be uncertain and the provision recognised can remain sensitive to the assumptions used. Reference is made to Note 15 'Provisions'. For proceedings where it is not possible to make a reliable estimate of the expected financial effect, that could result from the ultimate resolution of the proceedings, no provision is recognised, however disclosure is included in the financial statements, where relevant. Reference is made to Note 41 'Legal proceedings'.
Critical accounting estimates and assumptions for the reorganisation provision are in estimating the amounts and timing of cash flows as the announced transformation initiatives are implemented over a period of several years. Reference is made to Note 15 'Provisions'.

1.16 Irrevocable Payment Commitments on contributions to SRF and DGS
ING makes contributions to the Single Resolution Fund (SRF) and Deposit Guarantee Schemes (DGS). The annual contributions are paid in cash or, in some cases, partly using Irrevocable Payment Commitments (IPCs) that become payable if and when called. Cash contributions are accounted for as levies as described in section 1.15 above while IPCs are disclosed as contingent liabilities in Note 41 'Contingent liabilities and commitments'. Cash collateral posted on IPCs to the SRF is accounted for as an interest bearing financial asset at amortised cost. Government bonds posted as collateral on IPCs to DGS continue to be recognised as assets of ING as securities at amortised cost.

1.17 Other liabilities
Defined benefit plans
The net defined benefit asset or liability recognised in the statement of financial position in respect of defined benefit pension plans is the fair value of the plan assets less the present value of the defined benefit obligation at the balance sheet date.
Changes in plan assets include mainly:
•Return on plan assets are recognised as staff costs in the statement of profit or loss. It is determined using a high quality corporate bond rate (identical to the discount rate used in determining the defined benefit obligation) at the start of the reporting period; and
•Remeasurements which are recognised in Other comprehensive income.
The defined benefit obligation is calculated by internal and external independent qualified actuaries through actuarial models and calculations using the projected unit credit method. This method considers expected future payments required to settle the obligation resulting from employee service in the current and prior periods, discounted using a high quality corporate bond rate. Inherent in these actuarial models are assumptions including discount rates, rates of increase in future salary and benefit levels, mortality rates, consumer price index and the expected level of indexation. The assumptions are based on available market data as well as management expectations and are updated regularly.
Changes in the defined benefit obligation include mainly:
•Service cost which is recognised as staff costs in the statement of profit or loss;
•Interest expenses are recognised as staff costs in the Statement of profit or loss. It is determined using a high quality corporate bond rate at the start of the period;
•Remeasurements which are recognised in Other comprehensive income (equity) and not recycled to the Statement of profit or loss;
•Any past service cost relating to a plan amendment is recognised in profit or loss in the period of the plan amendment; and
•Gains and losses on curtailments and settlements are recognised in the Statement of profit or loss when the curtailment or settlement occurs.
The recognition of a net defined benefit asset in the Consolidated statement of financial position is limited to the present value of any economic benefits available in the form of refunds from the plans or reductions in future contributions to the plans.
Defined contribution plans
For defined contribution plans, ING Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. ING Group has no further payment obligations once the contributions have been paid. The contributions are recognised as staff expenses in the profit or loss when they are due. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.
Other post-employment obligations
Some group companies provide other post-employment benefits to former employees. The entitlement to these benefits is usually conditional on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued over the period of employment using an accounting methodology similar to that for defined benefit pension plans.
1.18 Treasury shares
Treasury shares (own equity instruments bought back by ING Group or its subsidiaries) are deducted from Equity (Other reserves). No gain or loss is recognised in the statement of profit or loss when purchasing, selling or cancelling these shares. Treasury shares are not taken into account when calculating earnings per ordinary share or dividend per ordinary share as they are not considered to be outstanding.
Treasury shares can be purchased by ING as part of a share buyback programme. If a share buyback is executed by a broker and the agreement with the broker is irrevocable, ING has a contractual obligation to purchase its own shares that is unavoidable once it signs the agreement with the broker. This is the moment when ING recognises a financial liability measured at the present value of the redemption amount with a corresponding reduction in equity (Retained earnings). During the share buyback programme, ING settles this liability for the actual purchase price paid for the shares bought on a daily basis. Actual shares bought back and held by ING are presented as Treasury shares within Other reserves in equity.

1.19 Income recognition
Interest
Interest income and expense are recognised in the statement of profit or loss using the effective interest method. The effective interest method is a method of calculating the amortised cost of a financial asset or a financial liability and of allocating the interest income or interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument or, when appropriate, a shorter period to the net carrying amount of the financial asset or financial liability. When calculating the effective interest rate, ING Group estimates cash flows considering all contractual terms of the financial instrument (for example, prepayment options) but does not consider future credit losses.
The calculation includes all fees and points paid or received between parties to the contract that are an integral part of the effective interest rate, transaction costs and all other premiums or discounts. Once a financial asset or a group of similar financial assets has been written down as a result of an impairment loss, interest income is recognised using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss.
Interest results on instruments classified at Amortised Cost, assets measured at FVOCI and derivatives in a formal hedge accounting relationship are presented in ‘Interest income (expense) using effective interest rate method’. Interest result on financial assets and liabilities voluntarily designated as at FVPL and derivatives in so-called economic hedges and instruments designated at fair value are presented in ‘Other interest income (expense)’. Interest result on all other financial assets and liabilities at FVTPL is recognised in ‘Valuation results and net trading income’.
Fees and commissions
Fees and commissions are generally recognised as the service is provided. Loan commitment fees for loans that are likely to be drawn down are deferred (together with related direct costs) and recognised as an adjustment to the effective interest rate on the loan. Loan syndication fees are recognised as income when the performance obligation has been satisfied based on the particular contract and
ING Group has retained no part of the loan package for itself or has retained a part at the same effective interest rate as the other participants. Commission and fees arising from negotiating, or participating in the negotiation of, a transaction for a third party – such as the arrangement of the acquisition of shares or other securities or the purchase or sale of businesses – are recognised on completion of the underlying transaction. Portfolio and other management advisory and service fees are recognised based on the applicable service contracts as the service is provided. Asset management fees related to investment funds and investment contract fees are recognised on a pro-rata basis over the period the service is provided. The same principle is applied for wealth management, financial planning and custody services that are continuously provided over an extended period of time. Fees received and paid between banks for payment services are classified as commission income and expenses.
Lease income
The proceeds from leasing out assets under operating leases are recognised on a straight-line basis over the life of the lease agreement. Lease payments received in respect of finance leases when ING Group is the lessor are divided into an interest component (recognised as interest income) and a repayment component based on a pattern reflecting a constant periodic rate of return on the lessor’s net investment in the lease.
1.20 Expense recognition
Expenses are recognised in the statement of profit or loss as incurred or when a decrease in future economic benefits related to a decrease in an asset or an increase in a liability has arisen that can be measured reliably. Fee and commission expenses generally result from contracts with ING service providers, who perform their service for ING Group’s customers. Costs are generally presented as ‘Commission expenses’ if they are specific, incremental, directly attributable and identifiable to generate commission income.
Share-based payments
ING Group only engages in share-based payment transactions with its staff and directors. Share-based payment expenses are recognised as a staff expense over the vesting period. A corresponding increase in equity is recognised for equity-settled share-based payment transactions. A liability is recognised for cash-settled share-based payment transactions. The fair value of equity-settled share-based payment transactions are measured at the grant date, and the fair value of cash-settled share-based payment transactions are measured at each balance sheet date. Rights granted will remain valid until the expiry date, even if the share based payment scheme is discontinued. The rights are subject to certain conditions, including a pre-determined continuous period of service.

1.21 Earnings per ordinary share
Earnings per ordinary share is calculated on the basis of the weighted average number of ordinary shares outstanding. In calculating the weighted average number of ordinary shares outstanding:
•Own shares held by group companies are deducted from the total number of ordinary shares in issue;
•The computation is based on daily averages; and
•In case of exercised warrants, the exercise date is taken into consideration.
Diluted earnings per share data are computed as if all convertible instruments outstanding at year-end were exercised at the beginning of the period. It is also assumed that ING Group uses the assumed proceeds thus received to buy its own shares against the average market price in the financial year. The net increase in the number of shares resulting from the exercise is added to the average number of shares used to calculate diluted earnings per share.
1.22 Statement of cash flows
The statement of cash flows is prepared in accordance with the indirect method, distinguishing cash flows from operating, investing and financing activities. In the net cash flow from operating activities, the result before tax is adjusted for those items in the statement of profit or loss and changes in items per the statement of financial position, which do not result in actual cash flows during the year.
For the purposes of the statement of cash flows, Cash and cash equivalents include deposits from banks and loans and advances to banks that are on demand. Furthermore, it includes treasury bills and other eligible bills shorter than three months. Investments qualify as a cash equivalent if they are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.
Cash flows arising from foreign currency transactions are translated into the functional currency using the exchange rates at the date of the cash flows.
The net cash flow shown in respect of Loans and advances to customers relates only to transactions involving actual payments or receipts. The Addition to loan loss provision, which is deducted from the item Loans and advances to customers in the statement of financial position, has been adjusted accordingly from the result before tax and is shown separately in the statement of cash flows.
The difference between the Net cash flow in accordance with the statement of cash flows and the change between the opening and closing balance of Cash and cash equivalents in the statement of financial position is due to exchange rate differences and is presented separately in the cash flow statement.
Liabilities arising from financing activities are debt securities, lease liabilities and subordinated loans.
1.23 Parent company accounts
The condensed parent company financial statements of ING Groep N.V. are prepared using the recognition and measurement principles as those applied in the Consolidated financial statements. Additionally, the investments in Group companies are accounted for in the Parent company accounts according to the equity method.